                                                                    EXHIBIT 99.1

                                   AGREEMENT
                                   ---------

          This Agreement, dated as of April 6, 1995, is among E.I. du Pont de Nemours and Company, a Delaware corporation (the "Company"), The Seagram Company Ltd., a Canadian corporation ("S"), and JES Developments, Inc., a Delaware corporation and a wholly-owned subsidiary of S("Subsidiary").

          WHEREAS, Subsidiary currently owns an aggregate of 164,222,031 shares of the Common Stock, par value $0.60 per share, of the Company (the "Common Stock"); and

          WHEREAS, the Company and S have determined that it is in their mutual best interests for the Company to acquire from Subsidiary certain shares of Common Stock held by Subsidiary, upon the terms and subject to the conditions set forth herein.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows.


                                   ARTICLE I
                                 THE REDEMPTION

          Section 1.1    Redeemed Shares.  Simultaneously with the execution and
                         ---------------
delivery of this Agreement, Subsidiary is transferring, assigning and delivering to the Company an aggregate of 156,000,000 shares of Common Stock (the "Redeemed Shares"), and the Company is acquiring the Redeemed Shares at the closing described in Section 2.1 hereof (the "Closing"), free and clear of all liens, claims, options, proxies, voting agreements, security interests, charges and encumbrances. In consideration for such transfer, assignment and delivery, the Company is paying and delivering to Subsidiary (i) an aggregate of $1,000,000,000 in immediately available funds (the "Cash Price"), (ii) warrants of the Company, in the forms of Exhibits A, B and C to this Agreement, to purchase an aggregate of 156,000,000 shares of Common Stock (the "Warrants", such term to include any warrants of the Company issued, pursuant to the warrant agreement in the form of Exhibit D to this Agreement (the "Warrant Agreement"), in substitution or exchange for the warrants being so delivered to Subsidiary) and (iii) promissory notes of the Company, in the form of Exhibit E to this Agreement, in an aggregate principal amount of $7,336,250,000 (the "Notes"). The foregoing transactions are collectively referred to in this Agreement as the "Redemption Transaction".


                                   ARTICLE II
                                  THE CLOSING

          Section 2.1  Time and Place.  The Closing of the Redemption
                       --------------
Transaction is taking place at the offices of Skadden, Arps, Slate, Meagher & Flom, at 919 Third Avenue, New York, New York 10022 or One Rodney Square, Wilmington, Delaware 19899, as specified by the Company, simultaneously with the execution and delivery of this Agreement.

          Section 2.2  Deliveries.   At the Closing, (i) Subsidiary is
                       ----------
delivering the Redeemed Shares to the Company, with documentation satisfactory to the Company evidencing the transfer of the Redeemed Shares, in form acceptable for transfer on the Company's books, (ii) the Company and Warco Transfer Corporation, as Warrant Agent ("Warco"), are executing and delivering the Warrant Agreement and (iii) the Company is (a) agreeing to cause the Cash Price to be transferred to an account of Subsidiary designated by Subsidiary not later than 12:00 Noon, New York City time, on April 7, 1995 and (b) delivering the Warrants and the Notes to Subsidiary. In addition, at the Closing, (i) S is delivering to the Company the written resignations of Edgar M. Bronfman, Charles
R. Bronfman, Edgar Bronfman, Jr. and John L. Weinberg from the Company's Board of Directors, (ii) the Company is delivering to S the written resignations of Edgar S. Woolard, Jr. and Richard E. Heckert from S's Board of Directors, (iii) the Company, S and Subsidiary are executing and delivering the registration rights agreement in the form of Exhibit F to this Agreement (the "Registration Rights Agreement") and (iv) the Company and certain stockholders of S are entering into the agreement in the form of Exhibit G to this Agreement.


                                  ARTICLE III
               REPRESENTATIONS AND WARRANTIES OF S AND SUBSIDIARY

          S and Subsidiary hereby jointly and severally represent and warrant to the Company as follows.

          Section 3.1  Organization.  S is a corporation duly organized and
                       ------------
validly existing under the laws of Canada and has been duly qualified for the transaction of business under the laws of the Province of Quebec. Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          Section 3.2  Authority Relative to this Agreement.  Each of S and
                       ------------------------------------
Subsidiary has all necessary corporate power and authority to execute and deliver this Agreement and the Registration Rights Agreement and perform its obligations hereunder and thereunder. The execution and delivery by each of S and Subsidiary of this Agreement and the Registration Rights Agreement and the performance by each of S and Subsidiary of its obligations hereunder and thereunder have been duly and validly authorized by the Board of Directors of each of S and Subsidiary, and by the sole stockholder of Subsidiary, and no other corporate proceedings on the part of S or Subsidiary are necessary to authorize the execution, delivery or performance of this Agreement or the Registration Rights Agreement.

          Section 3.3  Binding Agreement.  This Agreement and the Registration
                       -----------------
Rights Agreement have been duly and validly executed and delivered by each of S and Subsidiary and constitute valid and binding agreements of each of S and Subsidiary, enforceable against each of S and Subsidiary in accordance with their respective terms.

          Section 3.4  Non-Contravention.  The execution and delivery by S and
                       -----------------
Subsidiary of this Agreement and the Registration Rights Agreement do not, the performance by S and Subsidiary of their obligations hereunder and thereunder will not and the acquisition by Subsidiary of the Warrants and the Notes does not (i) contravene or conflict with the certificate of incorporation, by-laws or similar charter or other organizational documents of S or Subsidiary or (ii) contravene or conflict with or constitute a violation of or default under or give rise to a right of termination, cancellation or acceleration of any right or obligation of S or Subsidiary under any provision of applicable law or regulation of the United States or Canada or any state or province thereof or of any agreement, contract, judgment, injunction, order, decree or other instrument binding upon S or Subsidiary, which contravention, conflict, violation, default or right of termination, cancellation or acceleration would result in the case of this clause (ii) in a material adverse effect on the business, assets, results of operations or financial condition of S and its subsidiaries, taken as a whole.

          Section 3.5  Ownership of Securities.  Except for the Redeemed Shares,
                       -----------------------
8,222,031 additional shares of Common Stock owned by Subsidiary (the "Retained Shares") and an aggregate of not more than 500,000 additional shares of Common Stock, neither S nor any corporation or entity controlled by it (any such corporation or entity, an "Affiliate") Beneficially Owns (such term and like terms meaning "beneficially owns" within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or has any right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing) any Voting Securities. As used in this Agreement, "Voting Securities" means any securities of the Company entitled, or which may be entitled, to vote (whether or not entitled to vote generally in the election of directors of the Company), or any securities convertible into or exercisable or exchangeable for such securities (whether or not the right to convert, exercise or exchange is subject to the passage of time or contingencies or both).

          Section 3.6  Title to Redeemed Shares.  Subsidiary has good and
                       ------------------------
marketable title to all of the Redeemed Shares, free and clear of all liens, claims, options, proxies, voting agreements, security interests, charges and encumbrances other than the Existing Standstill Agreement (as defined in Section
6.4 hereof), and has complete and unrestricted power to transfer, assign and deliver the Redeemed Shares to the Company. Upon transfer of the Redeemed Shares to the Company as provided herein, the Company will acquire good and marketable title to the Redeemed Shares, free and clear of all liens, claims, options, proxies, voting agreements, security interests, charges and encumbrances.

          Section 3.7  Ownership of Subsidiary.  S owns indirectly all of the
                       -----------------------
outstanding capital stock of Subsidiary, free and clear of all liens, claims, options, proxies, voting agreements, security interests, charges and encumbrances.

          Section 3.8  Acquisition for Investment.  Subject to Section 5.3(g)
                       --------------------------
hereof, Subsidiary is acquiring the Warrants and the Notes solely for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof.


                                   ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company hereby represents and warrants to S and Subsidiary as follows.

          Section 4.1  Organization.  Each of the Company and Warco is a
                       ------------
corporation duly organized, validly existing and in good standing under the laws of Delaware.

          Section 4.2  Authority Relative to this Agreement.  The Company has
                       ------------------------------------
all necessary corporate power and authority to execute and deliver this Agreement, the Warrant Agreement and the Registration Rights Agreement, to issue the Warrants and the Notes and to perform its obligations hereunder and thereunder. The execution and delivery by the Company of this Agreement, the Warrant Agreement and the Registration Rights Agreement, the issuance of the Warrants and the Notes and the performance by the Company of its obligations hereunder and thereunder have been duly and validly authorized by the Board of Directors of the Company and no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement, the Warrant Agreement or the Registration Rights Agreement, the issuance of the Warrants or the Notes or the performance by the Company of its obligations hereunder or thereunder. Warco has all necessary corporate power and authority to execute and deliver the Warrant Agreement and to perform its obligations thereunder. The execution and delivery by Warco of the Warrant Agreement and the performance by Warco of its obligations thereunder have been duly and validly authorized by the Board of Directors of Warco and no other corporate proceedings on the part of Warco are necessary to authorize the execution and delivery of the Warrant Agreement or the performance by Warco of its obligations thereunder.


          Section 4.3  Binding Agreements.  This Agreement, the Warrant
                       ------------------
Agreement, the Registration Rights Agreement, the Warrants and the Notes have been duly and validly executed and delivered by the Company and constitute valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms. The Warrant Agreement has been duly and validly executed and delivered by Warco and constitutes a valid and binding agreement of Warco, enforceable against Warco in accordance with its terms.

          Section 4.4  Non-Contravention.  The execution and delivery by the
                       -----------------
Company of this Agreement, the Warrant Agreement and the Registration Rights Agreement and the issuance of the Warrants and the Notes do not, the performance by the Company of its obligations hereunder and thereunder will not, the execution and delivery by Warco of the Warrant Agreement do not, and the performance by Warco of its obligations thereunder will not (i) contravene or conflict with the certificate of incorporation or by-laws of the Company or Warco or (ii) contravene or conflict with or constitute a violation of or default under or give rise to a right of termination, cancellation or acceleration of any right or obligation of the Company, Warco or any of the Company's other subsidiaries under any provision of applicable law or regulation of the United States or any state thereof or of any agreement, contract, judgment, injunction, order, decree or other instrument binding upon the Company, Warco or any of the Company's other subsidiaries, which contravention, conflict, violation, default or right of termination, cancellation or acceleration would result in the case of this clause (ii) in a material adverse effect on the business, assets, results of operations or financial condition of the Company and its subsidiaries, taken as a whole.

          Section 4.5  Warrant Shares.  The shares of Common Stock issuable upon
                       --------------
exercise of the Warrants have been duly authorized by all necessary corporate action on the part of the Company and have been duly reserved for issuance.
When shares of Common Stock are issued and paid for upon exercise of the Warrants as provided therein, such shares will be validly issued, fully paid and nonassessable, and the issuance of such shares will not be subject to preemptive rights of any other stockholder of the Company.

          Section 4.6  Ownership of Warco.  The Company owns directly all of the
                       ------------------
outstanding capital stock of Warco, free and clear of all liens, claims, options, proxies, voting agreements, security interests, charges and encumbrances.


                                   ARTICLE V
                             ADDITIONAL AGREEMENTS

          Section 5.1  Standstill.  During the period (the "Standstill Period")
                       ----------
commencing on the date hereof and ending on the 15th anniversary of the date hereof (the "Termination Date"), S shall not, and shall cause its Affiliates not to, directly or indirectly, alone or in concert with others:

               (a) acquire, offer or propose to acquire or agree to acquire, whether by purchase, tender or exchange offer, through the acquisition of control of another person, by joining a partnership, limited partnership, syndicate or other "group" (within the meaning of Section 13(d)(3) of the Exchange Act) or otherwise, Beneficial Ownership of any Voting Securities or any rights to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing) any Voting Securities, other than the Warrants and other than as a result of the exercise of the Warrants or as a result of any stock dividends or other distributions or offerings made available by the Company to holders of Voting Securities generally; provided that any such Voting
                                                   --------
Securities shall be subject to the restrictions of this Agreement; provided,
                                                                   --------
further, that the acquisition by Affiliates of S of Beneficial Ownership of not
- -------
more than an aggregate of 500,000 additional shares of Common Stock shall not be deemed to breach this Section 5.1(a);

               (b) propose or seek to effect any merger, business combination, restructuring, recapitalization or similar transaction involving the Company or any of its subsidiaries or the sale or other disposition of any material portion of the assets of the Company or any of its subsidiaries; provided that, subject to Section 5.2 hereof, nothing
                     --------
contained in this clause (b) shall limit the right to vote as a stockholder in connection with any such transaction;

               (c) deposit any Voting Securities in a voting trust or subject any Voting Securities to any arrangement or agreement with respect to the voting of such Voting Securities, except as to voting on specific matters as to which S or its Affiliates are permitted to solicit proxies pursuant to the proviso of
Section 5.1(e) hereof;

               (d) seek election to, seek to place a representative on, or seek the removal of any member of, the Company's Board of Directors, except pursuant to Section 5.8 hereof;

               (e) engage in any "solicitation" (within the meaning of Rule 14a-1 under the Exchange Act) of proxies or consents (whether or not relating to the election or removal of directors) with respect to the Company, or become a "participant" in any "election contest" (within the meaning of Rule 14a-11 under the Exchange Act) or execute any written consent in lieu of a meeting of the holders of any class of Voting Securities; provided that (i) the limitation
                                           --------
contained in this Section 5.1(e) shall not apply to any Significant Event (as defined in Section 5.2 hereof) that is initiated or proposed by the Company and
(ii) if S opposes any solicitation by the Company's management with respect to any such Significant Event and neither S nor any of its Affiliates otherwise publishes or distributes solicitation material required to be filed with the Securities and Exchange Commission by Regulation 14A under the Exchange Act, the Company shall include in its proxy statement in connection with such solicitation by the Company's management the fact that S opposes such solicitation and a brief statement of S's reasons for such opposition;

               (f) call or seek to have called any meeting of the stockholders of the Company;

               (g) initiate, propose or otherwise solicit stockholders for the approval of any stockholder proposal (as described in Rule 14a-8 under the Exchange Act or otherwise) with respect to the Company;

               (h) except for the purpose of voting on specific matters as to which S or its Affiliates are permitted to solicit proxies pursuant to the proviso of Section 5.1(e) hereof, form, join or in any way participate in or assist in the formation of a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any Voting Securities, other than any such "group" consisting exclusively of S and/or wholly-owned subsidiaries of S, and any Affiliates of S which shall have acquired additional shares of Common Stock not in breach of Section 5.1(a) hereof; provided, that any such subsidiary which
                                        --------
is not incorporated under the laws of any state of the United States of America consents, pursuant to documentation reasonably satisfactory in form and substance to the Company, to the jurisdiction and venue of any state or federal court sitting in the Borough of Manhattan in the State of New York for purposes of enforcing this Agreement;

               (i) disclose any intention, plan or arrangement inconsistent with the foregoing;

               (j) advise, assist or encourage or finance any other persons in connection with any of the foregoing types of activities; or

               (k) request the Company (or its directors, officers, employees or agents) to amend or waive any provision of this Agreement unless the Company shall have previously notified S in writing that such request, if made, would not require public disclosure by the Company.

          Section 5.2  Voting.  At all times during the Standstill Period, S
                       ------
shall, and shall cause each of its Affiliates to, vote all Voting Securities which they Beneficially Own for the slate of nominees proposed by the Board of Directors of the Company and on all other matters to be voted on by the holders of Voting Securities, in the same proportion as the votes cast by the other holders of Voting Securities; provided that Voting Securities Beneficially Owned
                              --------
by S or its Affiliates may
be voted as they determine in their sole discretion on any Significant Event.
As used in this Agreement, "Significant Event" means any of the following, if stockholder approval thereof is required by the General Corporation Law of the State of Delaware, the rules of the New York Stock Exchange or the charter or by-laws of the Company: any charter or by-law amendment (other than a proposal to require cumulative voting in the election of directors), acquisition or disposition of assets (by way of merger, consolidation or otherwise), change in capitalization, liquidation, or other action out of the ordinary course of business of the Company; provided that "Significant Event" shall not mean or
                         --------
include any proposals to approve, adopt or amend any bonus, profit sharing, pension, retirement, thrift, savings, incentive, variable, stock purchase, stock ownership, stock appreciation, stock option, dividend reinvestment or other benefit or compensation plan, program, agreement or arrangement for employees or directors of the Company or any of its subsidiaries. At all times during the Standstill Period, S and its Affiliates, as the Beneficial Owners of Voting Securities, shall be present, in person or by proxy, at all meetings of stockholders of the Company, so that all Voting Securities which S or any of its Affiliates Beneficially Owns may be counted for the purpose of determining the presence of a quorum at all meetings of stockholders of the Company.

          Section 5.3  Dispositions.  During the Standstill Period, S shall not,
                       ------------
and shall cause its Affiliates not to, directly or indirectly (including, without limitation, through the disposition or transfer of control of another person), sell, assign, transfer, pledge, hypothecate, grant any option with respect to or otherwise dispose of any interest in (or enter into an agreement or understanding with respect to the foregoing) the Notes or any Voting Securities, including, without limitation, any of the Warrants (a "Disposition"), except as set forth below in this Section 5.3. Without limiting the generality of the foregoing, any sale of securities of S or any of its Affiliates which is currently (or following the passage of time, the occurrence of any event or the giving of notice), directly or indirectly, exchangeable or exercisable for, or convertible into, any Voting Securities (an "S Security Disposition") shall constitute a Disposition of such Voting Securities.

               (a) Dispositions may be made to wholly-owned subsidiaries of S; provided, that such subsidiaries agree in writing to be bound by this Agreement
- --------
to the same extent as S and Subsidiary; provided, further, that any such
                                        --------  -------
subsidiary which is not incorporated under the laws of any state of the United States of America consents, pursuant to documentation reasonably satisfactory in form and substance to the Company, to the jurisdiction and venue of any state or federal court sitting in the Borough of Manhattan in the State of New York for purposes of enforcing this Agreement.

               (b) Dispositions of Voting Securities may be made pursuant to a public offering, effected in accordance with the Registration Rights Agreement, or in privately-negotiated transactions; provided that prior to any such
                                         --------
Disposition, S and its Affiliates shall have complied with the provisions of
Section 5.4(I) hereof and the Company shall have had the right pursuant to
Section 5.4(I) hereof to purchase the Voting Securities proposed to be subject to such Disposition (or, in the case of Voting Securities issuable or deliverable in the future upon the exercise, exchange or conversion of securities of S or any Affiliate of S, to purchase the Voting Securities as to which a Section 5.4(I) Transfer Notice is deemed to have been delivered pursuant to Section 5.4(I)(a) hereof); provided, further, that (i) such Dispositions
                              --------  -------
shall not be made to any person who or which, together with such person's affiliates and associates (as such terms are defined in Rule 12b-2 under the Exchange Act) and the members of any "group" (within the meaning of Section 13(d)(3) of the Exchange Act) existing with respect to Voting Securities of which such person is a part (any such person and its affiliates, associates and group members being collectively referred to herein as a "Purchasing Person"), would immediately thereafter, to the knowledge of S or any of its Affiliates after reasonable inquiry, Beneficially Own Voting Securities representing 3% or more of the total combined voting power in the election of directors of the Company of all Voting Securities then outstanding; (ii) if any such Disposition is made to any Purchasing Person who would immediately thereafter, to the knowledge of S or any of its Affiliates after reasonable inquiry, Beneficially Own Voting Securities representing more than 1%, but less than 3%, of the total combined voting power in the election of directors of the Company of all Voting Securities then outstanding, then, prior to and as a condition to the effectiveness of any such Disposition, S shall obtain the written agreement (which agreement shall be addressed to the Company and reasonably satisfactory in form and substance to the Company) of each such Purchasing Person to be bound by Article V of this Agreement (other than Section 5.6, Section 5.7 and Section 5.8 hereof) to the same extent as S as if references to S in such Article were to such Purchasing Person; and (iii) no such Disposition of Warrants shall be effected prior to May 15, 1996. Notwithstanding the foregoing provisions of this Section 5.3(b), Dispositions of Voting Securities to investment advisors, investment companies, insurance companies, mutual funds, pension funds, bank trust funds, foundations and charitable trusts ("Designated Institutions") or to registered broker dealers acting as principals ("Broker Principals") may be made pursuant to a public offering, effected in accordance with the Registration Rights Agreement, or in privately-negotiated transactions; provided that prior to any such
                                         --------
Disposition, S and its Affiliates shall have complied with the provisions of
Section 5.4(I) hereof and the Company shall have had the right pursuant to
Section 5.4(I) hereof to purchase the Voting Securities proposed to be subject to such Disposition (or, in the case of Voting Securities issuable or deliverable in the future upon the exercise, exchange or conversion of securities of S or an Affiliate of S, to purchase the Voting Securities as to which a Section 5.4(I) Transfer Notice is deemed to have been delivered pursuant to Section 5.4(I)(a) hereof); provided, further, that (i) such Dispositions
                              --------  -------
shall not be made to any Designated Institution or Broker Principal which, together with such Designated Institution's or Broker Principal's affiliates and associates (as such terms are defined in Rule 12b-2 under the Exchange Act) and the members of any "group" (within the meaning of Section 13(d)(3) of the Exchange Act) existing with respect to Voting Securities of which such Designated Institution or Broker Principal, as the case may be, is a part, would immediately thereafter, to the knowledge of S or any of its Affiliates after reasonable inquiry, Beneficially Own Voting Securities representing 5% or more (in the case of any Designated Institution and its affiliates, associates and group members) or 10% or more (in the case of any Broker Principal and its affiliates, associates and group members) of the total combined voting power in the election of directors of the Company of all Voting Securities then outstanding; (ii) if any such Disposition is made to any Broker Principal which (together with its affiliates, associates and group members) would immediately thereafter, to the knowledge of S or any of its Affiliates after reasonable inquiry, Beneficially Own Voting Securities representing more than 3%, but less than 10%, of the total combined voting power in the election of directors of the Company of all Voting Securities then outstanding, then, prior to and as a condition to the effectiveness of any such Disposition, S shall obtain the written agreement (which agreement shall be addressed to the Company and reasonably satisfactory in form and substance to the Company) of each such Broker Principal to be bound by Article V of this Agreement (other than Section 5.6, Section 5.7 and Section 5.8 hereof) to the same extent as S as if references to S in such Article were to such Broker Principal (except that, notwithstanding any such agreement of any such Broker Principal, any such Broker Principal may, without complying with the provisions of Section 5.4(I)(a) hereof, effect short sales of Voting Securities to any Purchasing Person who would not immediately thereafter, to the knowledge of such Broker Principal after reasonable inquiry, Beneficially Own Voting Securities representing more than 1% of the total combined voting power in the election of directors of the Company of all Voting Securities then outstanding); and (iii) no such
Disposition of Warrants shall be effected prior to May 15, 1996.   All Warrants
Beneficially Owned by a Purchasing Person, Designated Institution or Broker Principal shall be assumed to have been fully exercised for purposes of calculating, as described above in this Section 5.3(b), the voting power represented by the Voting Securities Beneficially Owned by such Purchasing Person, Designated Institution or Broker Principal, as the case may be.

               (c) Dispositions of Voting Securities may be made pursuant to a dividend or other distribution to stockholders of S generally; provided that
                                                               --------
prior to any such Disposition, S and its Affiliates shall have complied with the provisions of Section 5.4(I) hereof and the Company shall have had the right pursuant to Section 5.4(I) hereof to purchase the Voting Securities proposed to be subject to such Disposition; provided, further, that (i) if any Purchasing
                                --------  -------
Person who or which is an affiliate or associate (as such terms are defined in Rule 12b-2 under the Exchange Act) of S would receive in con-nection with such Disposition more than 5% of the Voting Securities disposed of therein, then, prior to and as a condition to the effectiveness of any such Disposition, S shall obtain the written agreement (which agreement shall be addressed to the Company and reasonably satisfactory in form and substance to the Company) of each such Purchasing Person to be bound by Article V of this Agreement (other than Section 5.6, Section 5.7 and Section 5.8 hereof) to the same extent as S as if references to S in such Article were to such Purchasing Person; and (ii) no such Disposition of Warrants shall be effected prior to May 15, 1996.

               (d) Dispositions may be made (i) to the Company in accordance with Section 5.4 hereof and (ii) in accordance with Section 5.5 hereof.

               (e) Dispositions may be made pursuant to a tender offer or exchange offer or any other transaction which is recommended to stockholders of the Company by a least a majority of the entire Board of Directors of the Company.

               (f) Dispositions of Common Stock or Warrants may be made pursuant to a tender offer or exchange offer which is not recommended to stockholders of the Company by a least a majority of the entire Board of Directors of the Company (an "Unsolicited Offer"); provided, that such
                                                   --------
Unsolicited Offer is for at least a majority of the Common Stock outstanding on a fully diluted basis; provided, further, that prior to any such Disposition, S
                       --------  -------
and its Affiliates shall have complied with the provisions of Section 5.4(II) hereof and the Company (and/or its designees) shall have had the right pursuant to Section 5.4(II) hereof to purchase the Common Stock and Warrants proposed to be subject to such Disposition.

               (g) After the 30th day following the date of this Agreement, a pledge or pledges of the Notes, to secure bona fide loans, may be made to any bank organized under the laws of the United States having stockholders' equity of at least $1 billion, and upon any foreclosure in connection therewith, the Notes may be transferred to the foreclosing bank or banks.

The Company, S and Subsidiary agree that (i) Dispositions of the Retained Shares shall not be subject to this Section 5.3, Section 5.4(I) or Section 5.4(II) unless at the time of such Disposition, the S Voting Power (as defined in Section 5.5 hereof) exceeds 5%; and (ii) neither S nor any of its Affiliates nor any Purchasing Person shall, in connection with any proposed Disposition, be required to make "reasonable inquiry" with respect to the Voting Securities Beneficially Owned by the proposed transferee in such Disposition unless the Voting Securities proposed to be subject to such Disposition represent more than 1/4 of 1% of the total combined voting power in the election of directors of the Company of all Voting Securities then outstanding (assuming full exercise of any Warrants included in such Voting Securities).

          Section 5.4  Company's Right to Purchase Voting Securities.  (I) Prior
                       ---------------------------------------------
to any Disposition of Voting Securities pursuant to Section 5.3(b) or Section 5.3(c) hereof, the Company shall have the right, exercisable in accordance with this Section 5.4(I), to purchase all, but not less than all, of the Voting Securities intended to be subject to such Disposition by S or any of its Affiliates; provided that with respect to any intended Disposition of fewer than
            --------
all outstanding First S Warrants, Second S Warrants and/or Third S Warrants (as such terms are defined in the Warrant Agreement), the Company shall also have the right, exercisable in accordance with this Section 5.4(I), to purchase (i) in the case of any intended Disposition of fewer than all outstanding First S Warrants, all outstanding First S Warrants; (ii) in the case of any intended Disposition of fewer than all outstanding Second S Warrants, all outstanding Second S Warrants; and (iii) in the case of any intended Disposition of fewer than all outstanding Third S Warrants, all outstanding Third S Warrants.

               (a) If S or any of its Affiliates wishes to effect any Disposition of Voting Securities pursuant to Section 5.3(b) or Section 5.3(c) hereof, S shall give notice (a "Section 5.4(I) Transfer Notice") to the Company of such intended Disposition, specifying the Voting Securities to be subject to Disposition and the intended method of Disposition; provided that (i) any
                                                    --------
request for registration of Registrable Securities (as such term is defined in the Registration Rights Agreement) shall be deemed a Section 5.4(I) Transfer Notice with respect to the Registrable Securities requested to be registered (except that a request for registration of Common Stock issuable or deliverable in the future upon the exercise, exchange or conversion of securities of S or an Affiliate of S shall be deemed a request to register (and shall require delivery of a Section 5.4(I) Transfer Notice with respect to) such number of Warrants and shares of Common Stock (allocated as S may specify in such request for registration among the First S Warrants, Second S Warrants and Third S Warrants then outstanding (provided that no S Warrants so specified will expire prior to the expiration of the Company's right to elect to purchase such S Warrants pursuant to this Section 5.4(I)(a)) and the issued and outstanding shares of Common Stock then Beneficially Owned by S and its Affiliates or, if no such allocation is specified by S, as shall be so allocated by the Company among such outstanding S Warrants and issued and outstanding shares of Common Stock then Beneficially Owned by S and its Affiliates upon notice to S) as shall equal the maximum number of shares of Common Stock so issuable or deliverable; provided that if any such allocation by either S or the Company includes Warrants and shares of Common Stock, such registration request shall be deemed (x) a request to register (and shall require delivery of a
Section 5.4(I) Transfer Notice with respect to) all of the Warrants included in such allocation and (y) a separate request to register (and shall require delivery of a Section 5.4(I) Transfer Notice with respect to) all of the shares of Common Stock included in such allocation) and (ii) an S Security Disposition shall be deemed to be a Disposition of Warrants and/or Common Stock (and to require Section 5.4(I) Transfer Notices with respect thereto) to the same extent as is provided in the parenthetical exception to the preceding clause (i) in the case where such S Security Disposition was proposed to be effected as a registration of Registrable Securities; provided, further, that no Section
                                        --------  -------
5.4(I) Transfer Notice with respect to any Warrants may be given prior to May 15, 1996. With respect to any intended Disposition of Voting Securities pursuant to Section 5.3(b) hereof (other than any intended Disposition of Warrants or any intended Disposition in a public offering effected in accordance with the Registration Rights Agreement), S must also set forth in the applicable
Section 5.4(I) Transfer Notice the terms of a bona fide third party offer (a "Third Party Offer") to purchase such Voting Securities theretofore received and then remaining open (including the identity of the offeror and the price offered). If the Company wishes to purchase the Voting Securities specified in the Section 5.4(I) Transfer Notice, then within fifteen business days following receipt of the Section 5.4(I) Transfer Notice, the Company shall deliver a written notice (a "Section 5.4(I) Acceptance Notice") to S indicating that the Company wishes to purchase such Voting Securities (which Voting Securities may consist of or include, as contemplated by the proviso to the first sentence of this Section 5.4(I), all of the outstanding First S Warrants, Second S Warrants and/or Third S Warrants)(such Voting Securities, the "Section 5.4(I) Securities"), a date for the closing of such purchase, which shall not be more than sixty days after delivery of such Section 5.4(I) Acceptance Notice (subject to extension as provided in Section 5.4(I)(f) hereof), and a place for the closing of such purchase (a "Section 5.4(I) Closing"). Upon delivery of a Section 5.4(I) Acceptance Notice, a binding agreement shall be deemed to exist providing for the purchase by the Company of the Section 5.4(I) Securities to which such
Section 5.4(I) Acceptance Notice relates, upon the terms and subject to the conditions set forth in this Section 5.4(I); provided, that (i) the Company may
                                             --------
rescind its Section 5.4(I) Acceptance Notice (in which event it will have no obligation to purchase such Section 5.4(I) Securities) at any time within two business days following any determination of (x) the value of any untraded securities pursuant to Section 5.4(I)(b)(ii) hereof or (y) fair market value pursuant to Section 5.4(I)(b)(iii) hereof; and (ii) S may rescind its Section 5.4(I) Transfer Notice (in which event it will have no obligation to sell such Section 5.4(I) Securities) at any time within two business days following any determination of fair market value pursuant to Section 5.4(I)(b)(iii) hereof if the closing price of the Common Stock (as determined in accordance with the second sentence of Section 5.4(I)(b)(i) hereof) on the date of such determination is less than 95% of the closing price of the Common Stock on the date that such Section 5.4(I) Transfer Notice is delivered to the Company.

               (b) The purchase price for any Section 5.4(I) Securities (the "Section 5.4(I) Price") shall be determined as set forth below.

               (i) With respect to any Section 5.4(I) Securities (other than Warrants) for which no Third Party Offer is disclosed or for which a Third Party Offer consisting of other than solely cash and/or readily marketable securities is disclosed, in each case in the applicable Section 5.4(I) Transfer Notice (including, without limitation, Section 5.4(I) Securities requested to be registered pursuant to the Registration Rights Agreement), the Section 5.4(I) Price per share or other unit of such Section 5.4(I) Securities shall equal the lower of (A) the average closing price per share or per unit of the Section 5.4(I) Securities during the 30 consecutive trading days immediately preceding the Company's receipt of the Section 5.4(I) Transfer Notice and (B) the average closing price per share or per unit of Section 5.4(I) Securities during the ten consecutive trading days immediately following the Company's receipt of the Section 5.4(I) Transfer Notice. The closing price for each such day shall be the last sale price regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the New York Stock Exchange, or, if the Section 5.4(I) Securities are not listed or admitted to trading on such exchange, on the principal national securities exchange on which the Section 5.4(I) Securities are listed or admitted to trading, or, if the Section 5.4(I) Securities are not listed or admitted to trading on any national securities exchange but are designated as national market system securities by the National Association of Securities Dealers ("NASD"), the last sale price, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, in either case as reported on the NASD Automated Quotation/National Market System, or if the
     Section 5.4(I) Securities are not so designated as national market system securities, the average of the highest reported bid and lowest reported asked prices as furnished by the NASD or similar organization if the NASD is no longer reporting such information.

              (ii) With respect to any Section 5.4(I) Securities (other than Warrants) for which a Third Party Offer is disclosed in the applicable
     Section 5.4(I) Transfer Notice which provides for consideration consisting solely of cash and/or marketable securities, the Section 5.4(I) Price per share or other unit of such Section 5.4(I) Securities shall equal the per share or per unit price specified in such Third Party Offer. The value of any readily marketable securities identified in such Third Party Offer shall equal the average closing price per share or per unit of such securities during the 30 consecutive trading days immediately preceding the Company's receipt of the Section 5.4(I) Transfer Notice. The closing price for each such day shall be the last sale price regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the New York Stock Exchange, or, if such securities are not listed or admitted to trading on such exchange, on the principal national securities exchange on which such securities are listed or admitted to trading, or, if such securities are not listed or admitted to trading on any national securities exchange but are designated as national market system securities by the NASD, the last sale price, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, in either case as reported on the NASD Automated Quotation/National Market System, or if such securities are not so designated as national market system securities, the average of the highest reported bid and lowest reported asked prices as furnished by the NASD or similar organization if the NASD is no longer reporting such information. In the case of any securities not theretofore traded, such securities must be issued or proposed to be issued by an entity which has been subject to the reporting requirements of the Exchange Act for at least one year, and the value of such securities shall be determined by two nationally recognized investment banking firms, one firm to be selected by each of S and the Compa-ny, or in the event such firms are unable to agree, by a third nationally recognized investment banking firm selected by such firms. S and the Company shall use their best efforts to cause any such determination of value to be made within five business days following the Company's receipt of the applicable Section 5.4(I) Transfer Notice. In connection with any determination of fair market value pursuant to this Section 5.4(I)(b)(ii), each party will bear the fees and expenses of the investment banking firm selected by it and the parties will bear equally the fees and expenses of any third investment banking firm.

             (iii) With respect to any Warrants constituting Section 5.4(I) Securities, the Section 5.4(I) Price shall be the fair market value of such Warrants at the close of business on the Warrant Valuation Date (as determined below); provided that if the Company exercises its right
                        --------
     pursuant to the proviso to the first sentence of this Section 5.4(I), or if the Warrants specified in the Section 5.4(I) Transfer Notice include all outstanding First S Warrants, Second S Warrants and/or Third S Warrants, the Section 5.4(I) Price for any such Warrants shall not exceed the sum of
     (A) the fair market value of such Warrants as of the date hereof plus (B) 90% of the positive difference, if any, between (x) the fair market value of such Warrants at the close of business on the Warrant Valuation Date minus (y) the fair market value of such Warrants as of the date hereof.
     For purposes of the foregoing, the parties agree that the aggregate fair market value of the First S Warrants, the Second S Warrants and the Third S Warrants issued as of the date hereof is, as of the date hereof, $135 million, $151.875 million and $151.875 million, respectively. The fair market value of the Warrants at the close of business on the Warrant Valuation Date shall be determined by two nationally recognized investment banking firms, one firm to be selected by each of S and the Company, or in the event such firms are unable to agree, by a third nationally recog-nized investment banking firm selected by such firms as provided below. Such investment banking firms or firm shall be required to use the valuation methodology set forth in Exhibit H to this Agreement in determining the fair market value of the Warrants at the close of business on the Warrant Valuation Date. The parties will select their respective investment banking firms and instruct such firms to review and agree upon all data relevant to the valuation methodology set forth in Exhibit H to this Agreement on the business day following the Company's receipt of the applicable Section 5.4(I) Transfer Notice. In the event such firms do so agree, the Warrant Valuation Date shall be the 14th business day following the Company's receipt of such Section 5.4(I) Transfer Notice. If such firms have not so agreed by the 14th business day following such receipt, then on the 15th business day following such receipt, such firms shall select a third investment banking firm. Such third investment banking firm shall be required to determine the fair market value of the Warrants at the close of business on the 17th business day following the Company's receipt of such Section 5.4(I) Transfer Notice and in such event, the Warrant Valuation Date shall be the 17th business day following the Company's receipt of such Section 5.4(I) Transfer Notice. In connection with any determination of fair market value pursuant to this Section 5.4(I)(b)(iii), each party will bear the fees and expenses of the investment banking firm selected by it and the parties will bear equally the fees and expenses of any third investment banking firm.

              (iv) The purchase price for any Section 5.4(I) Securities with respect to which S or any of its Affiliates wishes to effect a Disposition and which are deemed to have been requested to be registered or are deemed to have been subject to Disposition pursuant to the first sentence of
     Section 5.4(I)(a) shall, notwithstanding anything to the contrary contained in this Section 5.4(I), be determined in accordance with Section 5.4(I)(b)(iii) in the case of Warrants and Section 5.4(I)(b)(i) in the case of Section 5.4(I) Securities other than Warrants.


               (c) At any Section 5.4(I) Closing, the Company shall pay to S (or its designees) the aggregate Section 5.4(I) Price for the Section 5.4(I) Securities by wire transfer of immediately available funds, and S shall deliver or cause to be delivered to the Company such Section 5.4(I) Securities, with documentation satisfactory to the Company evidencing the transfer of such
Section 5.4(I) Securities, in form acceptable for transfer on the Company's books. In the event a Section 5.4(I) Closing occurs after the 30th day following delivery of the applicable Section 5.4(I) Acceptance Notice, then, in addition to the aggregate Section 5.4(I) Price, the Company shall pay to S (or its designees) interest on the aggregate Section 5.4(I) Price for the period from and after such 30th day to and including the date of such Section 5.4(I) Closing. Such interest shall accrue at the Federal Funds Rate (as defined in the Notes) as in effect from time to time, plus 1/4 of 1%. Such interest shall not be compounded and shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

               (d) If the Company does not exercise its right to purchase Voting Securities specified in a Section 5.4(I) Transfer Notice, or if the Company exercises its right to rescind as described in the proviso to the last sentence of Section 5.4(I)(a) hereof, or if any agreement deemed to exist with respect to Voting Securities upon delivery of the applicable Section 5.4(I) Acceptance Notice is terminated pursuant to Section 5.4(I)(f) hereof, then the party giving such Section 5.4(I) Transfer Notice shall be free to effect the Disposition of such Voting Securities, subject to Section 5.3 hereof (other than the restrictions contained therein relating to the Company's purchase rights under this Section 5.4); provided that, with respect to any such Disposition
                         --------
other than a public offering of Voting Securities pursuant to the Registration Rights Agreement, such Disposition is completed within 60 days following the expiration of the period in which the Company had the right to elect to purchase such Voting Securities or such rescission or termination, as the case may be (which 60 day period may be extended day by day by S if as of such 60th day or any day thereafter on which such period is extended (x) all waiting periods, if any, applicable to such Disposition under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), shall not have expired or been terminated or (y) any statute, rule, regulation, executive order, decree, ruling, injunction or other order shall have been enacted, entered, promulgated or enforced by any court or governmental authority of competent jurisdiction which prohibits such Disposition or makes such Disposition illegal, provided that no such extension shall be for more than 60 days in the aggregate); provided, further, that such Disposition is effected in accordance with the
- --------  -------
intended method of Disposition described in the applicable Section 5.4(I) Transfer Notice; provided, further, that with respect to any such Disposition of
                 --------  -------
Voting Securities (other than Warrants) for which a Third Party Offer is disclosed in the applicable Section 5.4(I) Transfer Notice, the Disposition of such Voting Securities is to the third party offeror identified in such Section 5.4(I) Transfer Notice at the price specified therein or at any price in excess thereof. If any such Disposition (other than a public offering of Voting Securities pursuant to the Registration Rights Agreement) is not completed within the 60 day period specified in the first proviso of the preceding sentence, any Voting Securities specified in the applicable Section 5.4(I) Transfer Notice and not disposed of in such Disposition shall again be subject to the Company's purchase rights under this Section 5.4, to the extent provided in Section 5.3 hereof. In the case of a Disposition intended to be effected through a public offering pursuant to the Registration Rights Agreement, the Company's purchase rights under this Section 5.4, to the extent provided in
Section 5.3 hereof, shall again apply to (i) all Voting Securities specified in the applicable Section 5.4(I) Transfer Notice, if S or any of its Affiliates declines to proceed with such public offering and (ii) any Voting Securities which remain unsold at the time the Company is entitled to terminate the effectiveness of the Registration (as defined in the Registration Rights Agreement) with respect to such Voting Securities.

               (e) Without limiting the provisos of Section 5.3(b) and 5.3(c) hereof, if any Disposition is made in accordance with Section 5.3(b) or Section 5.3(c)
hereof to any Purchasing Person (other than a Designated Institution or Broker Principal) who immediately thereafter Beneficially Owns Voting Securities representing more than 1% of the total combined voting power in the election of directors of the Company of all Voting Securities then outstanding, then such person shall be deemed to have consented to be bound by Article V of this Agreement (other than Section 5.6, Section 5.7 and Section 5.8 hereof) to the same extent as S as if references to S in such Article were to such Purchasing Person. All Warrants Beneficially Owned by a Purchasing Person shall be assumed to have been fully exercised for purposes of calculating, as described above in this Section 5.4(I)(e), the voting power represented by the Voting Securities Beneficially Owned by such Purchasing Person.

               (f) The obligations of the parties to effect any Section 5.4(I) Closing shall be subject to the satisfaction of the following conditions: (i) all waiting periods, if any, applicable to the transactions occurring at such
Section 5.4(I) Closing under the HSR Act, shall have expired or been terminated and (ii) no statute, rule, regulation, executive order, decree, ruling, injunction or other order shall have been enacted, entered, promulgated or enforced by any court or governmental authority of competent jurisdiction which prohibits such transactions or makes such transactions illegal. If, as of any date on which a Section 5.4(I) Closing is scheduled to occur, the foregoing conditions relating thereto have not been satisfied, then such Section 5.4(I) Closing shall occur as promptly as practicable following such satisfaction, and the parties shall use their reasonable best efforts to cause the satisfaction of such conditions; provided that if the foregoing conditions relating to any
                 --------
Section 5.4(I) Closing are not satisfied within 120 days following the delivery of the applicable Section 5.4(I) Acceptance Notice, then S or the Company may terminate the agreement deemed to exist upon delivery of the applicable Section 5.4(I) Acceptance Notice.

     (II)  Prior to any Disposition of Common Stock or Warrants pursuant to
Section 5.3(f) hereof, the Company (and/or its designees) shall have the right, exercisable in accordance with this Section 5.4(II), to purchase all of the Common Stock and/or Warrants permitted to be subject to such Disposition by S or any of its Affiliates.

               (a) If S or any of its Affiliates wishes to effect any Disposition of Common Stock or Warrants pursuant to Section 5.3(f) hereof, S shall give notice (a "Section 5.4(II) Transfer Notice") to the Company of such intended Disposition at least seven business days prior to the latest date, as provided below, on which the Company (and/or its designees) is entitled to exercise its right to purchase the securities specified in such Section 5.4(II) Transfer Notice; provided that S may rescind such Section 5.4(II) Transfer
                 --------
Notice at any time prior to delivery of a Section 5.4(II) Acceptance Notice (as defined below). The Section 5.4(II) Transfer Notice shall specify the Common Stock and/or Warrants to be subject to Disposition, which Common Stock and/or Warrants (assuming full exercise thereof) shall represent not more than that percentage of the total number of shares of Common Stock Beneficially Owned by S and its Affiliates which equals the percentage of the shares of Common Stock outstanding on a fully diluted basis that the bidder in the Unsolicited Offer is offering to purchase; provided that a Section 5.4(II) Transfer Notice shall not
                      --------
so specify any Warrants unless Warrants are being tendered for by the bidder in the Unsolicited Offer; provided, further, that all shares of Common Stock
                       --------  -------
specified in a Section 5.4(II) Transfer Notice shall be issued and outstanding (which shares may be shares issued in connection with the accelerated exercise of Warrants pursuant to the terms thereof). If the Company (and/or its designees) wishes to purchase the securities specified in the Section 5.4(II) Transfer Notice, then not later than 24 hours prior to the latest time by which such securities must be tendered in order to be accepted in the Unsolicited Offer, the Company shall deliver a written notice (a "Section 5.4(II) Acceptance Notice") to S specifying that the Company (and/or its designees) wishes to purchase such securities (such securities, the "Section 5.4(II) Securities"), a date for the closing of such purchase, which shall not be more than sixty days after delivery of such Section 5.4(II) Acceptance Notice (subject to extension as provided in Section 5.4(II)(e) hereof), and a place for the closing of such purchase (a "Section 5.4(II) Closing"). Upon delivery of a Section 5.4(II) Acceptance Notice, a binding agreement shall be deemed to exist providing for the purchase by the Company (and/or its designees) of the Section 5.4(II) Securities to which such Section 5.4(II) Acceptance Notice relates, upon the terms and subject to the conditions set forth in this

Section 5.4(II); provided, that if following delivery of a Section 5.4(II)
                 --------
Acceptance Notice, the price per share of Common Stock or the price per Warrant offered in the Unsolicited Offer is increased, the Company may, not later than 24 hours prior to the latest time by which Common Stock and/or Warrants must be tendered in order to be accepted in the Unsolicited Offer, rescind its Section 5.4(II) Acceptance Notice (in which event it will have no obligation to purchase such Section 5.4(II) Securities). Notwithstanding anything to the contrary contained in this Section 5.4(II), for so long as the agreement deemed to exist upon delivery of a Section 5.4(II) Acceptance Notice remains in effect, S shall not and shall cause its Affiliates not to, tender any shares of Common Stock or Warrants pursuant to the Unsolicited Offer.

               (b) The purchase price for any Section 5.4(II) Securities (the "Section 5.4(II) Price") shall be the per share price of Common Stock paid in the Unsolicited Offer (in the case of Common Stock) or the excess of the per share price of Common Stock paid in the Unsolicited Offer over the exercise price of the Warrants (in the case of Warrants). The value of any securities offered in the Unsolicited Offer shall equal the average closing price per share or per unit of such securities during the 30 consecutive trading days immediately preceding the Company's receipt of the Section 5.4(II) Transfer Notice. The closing price for each such day shall be the last sale price regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the New York Stock Exchange, or, if such securities are not listed or admitted to trading on such exchange, on the principal national securities exchange on which such securities are listed or admitted to trading, or, if such securities are not listed or admitted to trading on any national securities exchange but are designated as national market system securities by the NASD, the last sale price, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, in either case as reported on the NASD Automated Quotation/National Market System, or if such securities are not so designated as national market system securities, the average of the highest reported bid and lowest reported asked prices as furnished by the NASD or similar organization if the NASD is no longer reporting such information. In the case of any securities not thereto-fore traded, the value of such securities shall be determined by two nationally recognized investment banking firms, one firm to be selected by each of S and the Company, or in the event such firms are unable to agree, by a third nationally recognized investment banking firm selected by such firms. S and the Company shall use their best efforts to cause any such determination of value to be made within five business days following the Company receipt of a Section 5.4(II) Transfer Notice. In connection with any determination of value pursuant to this Section 5.4(II)(b), each party will bear the fees and expenses of the investment banking firm selected by it and the parties will bear equally the fees and expenses of any third investment banking firm.

               (c) At any Section 5.4(II) Closing, the Company (and/or its designees) shall pay to S (or its designees) the aggregate Section 5.4(II) Price for the Section 5.4(II) Securities by wire transfer of immediately available funds, and S shall deliver or cause to be delivered to the Company (and/or its designees) such Section 5.4(II) Securities, with documentation satisfactory to the Company evidencing the transfer of such Section 5.4(II) Securities, in form acceptable for transfer on the Company's books. In the event a Section 5.4(II) Closing occurs after the 30th day following delivery of the applicable Section 5.4(II) Acceptance Notice, then, in addition to the aggregate Section 5.4(II) Price, the Company (and/or its designees) shall pay to S (or its designees) interest on the aggregate Section 5.4(II) Price for the period from and after such 30th day to and including the date of such Section 5.4(II) Closing. Such interest shall accrue at the Federal Funds Rate (as defined in the Notes) as in effect from time to time, plus 1/4 of 1%. Such interest shall not be compounded and shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

               (d) If the Company (and/or its designees) does not exercise its right to purchase the securities specified in a Section 5.4(II) Transfer Notice, then the party giving such Section 5.4(II) Transfer Notice shall be free to effect the Disposition pursuant to the Unsolicited Offer of such securities, but only such securities, so specified in such Section 5.4(II) Transfer Notice (without being subject to the restrictions contained in Section 5.3(f) hereof relating to the Company's purchase rights under this Section 5.4(II)); provided that (i) such Disposition
                                             --------
is effected at a price equal to or in excess of the price offered in the Unsolicited Offer at the time that the Company's right to purchase such securities expires and (ii) the foregoing shall not apply with respect to any shares as to which the Company shall have delivered a Section 5.4(II) Acceptance Notice in the event that the agreement deemed to exist with respect to such securities upon delivery of the applicable Section 5.4(II) Acceptance Notice is terminated pursuant to Section 5.4(II)(e) hereof. If any such Disposition is not completed within 60 days following the expiration of the Company's right to purchase the securities specified in a Section 5.4(II) Transfer Notice, any securities specified in such Section 5.4(II) Transfer Notice and not disposed of in such Disposition shall again be subject to the Company's purchase rights under this Section 5.4(II), to the extent provided in Section 5.3(f) hereof.

               (e) The obligations of the parties to effect any Section 5.4(II) Closing shall be subject to the satisfaction of the following conditions: (i) all waiting periods, if any, applicable to the transactions occurring at such
Section 5.4(II) Closing under the HSR Act, shall have expired or been terminated and (ii) no statute, rule, regulation, executive order, decree, ruling, injunction or other order shall have been enacted, entered, promulgated or enforced by any court or governmental authority of competent jurisdiction which prohibits such transactions or makes such transactions illegal. The obligation of the Company (and/or its designees) to effect any Section 5.4(II) Closing shall be further subject to the condition that a majority of the shares of Common Stock outstanding on a fully diluted basis (excluding for purposes of calculating such number of shares outstanding on a fully diluted basis all issued and outstanding shares of Common Stock Beneficially Owned by S and its Affiliates and all shares of Common Stock issuable upon exercise of S Warrants) shall have been paid for or shall simultaneously with such Section 5.4(II) Closing be paid for pursuant to the Unsolicited Offer. If, as of any date on which a Section 5.4(II) Closing is scheduled to occur, the foregoing conditions relating thereto have not been satisfied, then such Section 5.4(II) Closing shall occur as promptly as practicable following such satisfaction, and, with respect to the conditions set forth in the first sentence of this Section 5.4(II)(e), the parties shall use their reasonable best efforts to cause the satisfaction of such conditions. If (x) the conditions relating to any Section 5.4(II) Closing are not satisfied within 120 days following the delivery of the applicable
Section 5.4(II) Acceptance Notice, or (y) the Unsolicited Offer is terminated without the condition set forth in the second sentence of this Section 5.4(II)(e) being satisfied, then S or the Company in the case of the preceding clause (x), or the Company in the case of the preceding clause (y), may terminate the agreement deemed to exist upon delivery of the applicable Section 5.4(II) Acceptance Notice by delivering written notice to the other.

          Section 5.5  Required Dispositions.
                       ---------------------

               (a) If at any time S Voting Power (as defined below) is at least 24% and as a result of a repurchase of Common Stock by the Company ("Company Repurchase"), S Voting Power immediately following such Company Repurchase S Voting Power shall be greater than S Voting Power immediately prior to such Company Repurchase, then, if and to the extent requested by the Company by written notice to S, S shall, within six months after such request, dispose of or cause its Affiliates to dispose of (a "Required Disposition") such number of shares of Common Stock (to such parties and in such manner as shall be requested by the Company) as shall be necessary to reduce S Voting Power to no more than S Voting Power immediately prior to such Company Repurchase; provided, that in no
                                                           --------
event shall S or any of its Affiliates be required to dispose of any of the Retained Shares; provided, further, that if any Required Disposition during such
                 --------  -------
six-month period would result in liability to S or any of its Affiliates under
Section 16(b) of the Exchange Act or any similar successor statute by reason of the purchase of Common Stock upon exercise of the Warrants, then such six-month period shall begin on the first date on which such Required Disposition may be effected without liability under Section 16(b) of the Exchange Act. As used in this Agreement, "S Voting Power" means, as of any particular time, the percentage of all of the then issued and outstanding shares of Common Stock represented by the issued and outstanding shares of Common Stock which are then Beneficially Owned by S and its Affiliates (it being agreed that, for pur-poses of calculating the S Voting Power, the issued and outstanding shares of Common Stock Beneficially Owned by S and its Affiliates shall specifically exclude any shares subject to unexercised Warrants).

               (b) The Company agrees to indemnify S and its Affiliates against any Loss (as defined below) incurred by them as a result of any Required Disposition. For purposes of this Section 5.5, shares of Common Stock disposed of in a Required Disposition shall be deemed to be the shares (other than the Retained Shares) purchased at the earliest time by S or its Affiliates. "Loss" means the amount, if any, by which (i) the purchase price of the Common Stock disposed of by S or its Affiliates in a Required Disposition (excluding any out-of-pocket expenses incurred in connection with such purchase), exceeds (ii) the proceeds received by S and its Affiliates from the sale of such Common Stock in such Required Disposition (net of any out-of-pocket expenses incurred in connection with such sale); provided, that if the Company Repurchase is effected
                            --------
through a tender offer, and the Company in its sole discretion shall have consented in writing (which consent may be rescinded at any time) to the tender pursuant to such offer by S and its Affiliates of all of the shares of Common Stock owned by them, and S and its Affiliates tender pursuant to such offer fewer than all of the shares of Common Stock owned by them (other than as a result of the rescission of such consent), then, with respect to each share sold in such Required Disposition, such Required Disposition shall be deemed to have been effected at the price per share paid in such tender offer (but only if greater than the average price per share actually received in such Required Disposition); provided, further, that if the Company Repurchase is effected
              --------  -------
through an open market purchase program and the Company in its sole discretion shall have consented in writing (which consent may be rescinded at any time) to the sale by S and its Affiliates of a greater number of shares than S and its Affiliates actually sell during such program (and such consent remains effective for at least 30 days during such program), then, with respect to each share sold in such Required Disposition, such Required Disposition shall be deemed to have been effected at the average price per share paid by the Company during such program (but only if greater than the average price per share actually received in such Required Disposition).

          Section 5.6  No Restrictions.  So long as Section 5.1, Section 5.2,
                       ---------------
Section 5.3, Section 5.4, Section 5.5 and Section 5.9 hereof are in full force and effect, the Company will not take or recommend to its stockholders any action during the term of this Agreement which would (i) impose limitations on the legal rights of S or its Affiliates as Company stockholders other than those imposed pursuant to the express terms of this Agreement, including, without limitation, any action which would impose restrictions (A) based upon the size of security holding, nationality of a security holder, the business in which a security holder is engaged or other considerations applicable to S or its Affiliates and not to security holders generally, or (B) with reference to Common Stock generally, by means of the issuance of or proposal to issue any other class of securities having voting power disproportionately greater than the equity investment in the Company represented by such securities; (ii) involve the issuance or corporate action providing for the issuance of any warrant, capital stock or other security (A) which is, or under specified circumstances will become, convertible into or represent the right to acquire any securities of S or its Affiliates (other than pursuant to customary provisions for adjusting the securities for which any such warrant is exercisable or into which any such stock or security is convertible) or (B) any other rights of which (including rights of redemption) are dependent upon the amount of Voting Securities owned by S or its Affiliates; (iii) deny any benefit to S or its Affiliates proportionately as holders of any class of Voting Securities that is made available to other holders of the same class of Voting Securities generally; or (iv) alter voting or other rights of the holders of any class of Voting Securities so that any such rights (or the vote required with respect to any matter) are determined with reference to the amount of Voting Securities held by S or its Affiliates; provided, that this Section 5.6 shall
                                        --------
not prohibit the Company from taking any action otherwise prohibited hereby (including, without limitation, adopting a stockholder rights plan or similar plan), so long as S and its Affiliates are, either expressly or as part of a class of stockholders which includes S and its Affiliates, exempted from such action or the limitations on legal rights imposed thereby.

          Section 5.7  Information.
                       -----------

               (a) At any time that S shall account for its investment in the Company pursuant to the equity method, the Company will furnish to S all information that is required by generally accepted accounting principles to enable S to account for its investment in such manner. To the extent reasonably requested by S, the Company will, and will cause its employees, independent public accountants and other representatives to, provide information regarding the Company to, and otherwise cooperate with, S so as to enable S to prepare financial statements in accordance with accounting principles generally accepted in the United States and/or Canada, and to comply with its reporting requirements and other disclosure obligations under applicable United States and Canadian securities laws and regulations.

               (b) If the Company so requests, S shall deliver to the Company, no less frequently than quarterly, accurate written reports as to the amount of each class of Voting Securities then Beneficially Owned by S and its Affiliates. The Company shall be entitled to rely on the most recently delivered such report for all purposes of this Agreement.

               (c) If S so requests, the Company shall deliver to S no less frequently than quarterly accurate written reports as to the amount of each class of Voting Securities then outstanding. S shall be entitled to rely on the most recently delivered such report for all purposes of this Agreement.

               (d) Each of the Company, S and Subsidiary will provide the other, and shall cause each of their respective subsidiaries to provide the other, with such assistance as may reasonably be requested by them in connection with the preparation of any tax return, any audit or other examination by any taxing authority, or any judicial or administrative proceedings relating to liability for taxes relating to the Redemption Transaction, and each will retain and provide the other with any records or information which may be relevant to such return, audit or examination, proceedings or determination. The party requesting assistance hereunder shall reimburse the other party for all reasonable expenses incurred in providing such assistance, including any expenses of third parties. Any information obtained pursuant to this Section 5.7(d) shall be kept strictly confidential by the parties hereto. Notwithstanding the foregoing, neither the Company nor any of its affiliates shall have any obligation to make available or provide a copy of any tax return filed by the Company or its affiliates or any related materials.

          Section 5.8  Board Representation.
                       --------------------

               (a) So long as Section 5.1, Section 5.2, Section 5.3, Section 5.4, Section 5.5 and Section 5.9 hereof are in full force and effect, if at any time the S Voting Power is increased to more than 10% as a result of the exercise of Warrants, and for so long thereafter as the S Voting Power is more than 10%, S shall be entitled to designate up to such number of persons for election to the Company's Board of Directors and the Strategic Direction Committee (or any successor thereto) of the Company's Board of Directors as shall be equal to 6% (rounded to the nearest whole number, but not less than one) of the total numbers of members of such board and committee, respectively, at each annual meeting of stockholders of the Company after the date hereof. The numbers of persons S shall be entitled to designate for election to the Company's Board of Directors and the Strategic Direction Committee (or any successor thereto) of such Board shall be increased to the whole number closest to the following applicable percentage of the total numbers of members of such Board and committee, respectively:

                    (i) 9%, if the S Voting Power is increased to more than 15% as a result of the exercise of Warrants and for so long thereafter as the S Voting Power is more than 15%,

                   (ii) 12%, if the S Voting Power is increased to more than 20% as a result of the exercise of Warrants and for so long thereafter as the S Voting Power is more than 20%, or

                  (iii) 15%, if the S Voting Power is increased to more than 24% as a result of the exercise of Warrants and for so long thereafter as the S Voting Power is more than 24%

               (b) The designation by S of any person for election to the Company's Board of Directors, other than those persons serving on such Board immediately prior to the date hereof, shall be made after consultation with the Company, and any person designated by S for election to the Strategic Direction Committee (or any successor thereto) of the Company's Board of Directors, other than Edgar M. Bronfman, Charles R. Bronfman and Edgar Bronfman, Jr. (or if none of them are directors of the Company, the person serving as chairman of the board or chief executive officer of S), shall be a person agreed to by the Company (which agreement will not be unreasonably withheld). The Company's nominating committee shall recommend to the Company's Board of Directors that all persons designated by S for election to the Company's Board of Directors in accordance with the provisions of this Section 5.8 (and any additional designees as the parties may agree) be included in the slate of nominees recommended by such Board to the Company's stockholders for election as directors at each annual meeting of the stockholders of the Company, and there shall be a recommendation to the Board of Directors that all persons designated by S for election to the Strategic Direction Committee (or any successor thereto) of the Company's Board of Directors in accordance with the provisions of this Section
5.8 (and any additional designees as the parties may agree) be elected to such committee. In the event that any designee of S for election to the Company's Board of Directors or its Strategic Direction Committee (or any successor thereto) pursuant to the foregoing provisions shall cease to serve as a director or committee member for any reason, the vacancy resulting therefrom shall be filled according to the procedures described above.

               (c) At any time that the S Voting Power is increased to more than 10%, and for so long thereafter as the S Voting Power is more than 10%, S's management shall recommend to its Board of Directors that the person serving as the chief executive officer of the Company and one other person designated by such chief executive officer after consultation with S, or any two other persons designated by the Company after consultation with S (and any additional designees as the parties may agree) be included in the slate of nominees recommended by the Board of Directors of S to shareholders for election as directors at each annual meeting of shareholders of S.

In the event that any of such designees shall cease to serve as a director for any reason, the vacancy resulting thereby shall be filled according to the procedures described above.

               (d) The Company will furnish to S's designees on the Company's Board of Directors all information that is provided to the other directors of the Company. S will furnish to the Company's designees on S's Board of Directors all information that is provided to the other directors of S.


          Section 5.9  Spinoff Distributions.  In the event that the Company
                       ---------------------
makes any Spinoff Distribution, then, whether or not Spinoff Warrants are issued in connection therewith, effective as of the date of such Spinoff Distribution, without any action on the part of the Company, the Spinoff Company or S, there shall be deemed to exist between S and the Spinoff Company a binding agreement (the "Spinoff Agreement") containing provisions substantially identical to
Article V and Article VI hereof, including the definitions of any capitalized terms used in such Articles but defined in other Articles of this Agreement; provided that, for purposes of the Spinoff Agreement, (i) references to the
- --------
Company shall mean the Spinoff Company; (ii) references to the Common Stock, the Warrants and the Warrant Agreement shall mean the common stock of the Spinoff Company, the Spinoff Warrants (if any) and the warrant agreement pursuant to which the Spinoff Warrants (if any) are issued, respectively, and references to the Notes, the Retained Shares, the Existing Standstill Agreement and the Existing Registration Rights Agreement shall be disregarded; (iii) references to "the date hereof" and "the date of this Agreement" shall mean the date of the Spinoff Distribution; (iv) references to the General Corporation Law of the State of Delaware and the New York Stock Exchange in the definition of Significant Event shall mean, respectively, the general corporation law of the state in which the Spinoff Company is incorporated and the rules of the principal national securities exchange on which the common stock of the Spinoff Company is listed or admitted to trading (or, if the common stock of the Spinoff Company is not listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the NASD rules applicable to companies so designated); (v) references to the fair market value of the Warrants as of the date hereof (as contemplated by Section 5.4(I)(b)(iii) hereof) shall mean the fair market value of the Spinoff Warrants (if any) as of the date of the Spinoff Distribution, as determined by two nationally recognized investment banking firms, one firm to be selected by each of S and the Company, or in the event such firms are unable to agree, by a third nationally recognized investment banking firm selected by such firms; (vi) the reference to valuation methodology (as contemplated by Section 5.4 (b)(iii) hereof) shall mean valuation methodology relating to the Spinoff Warrants (if any), as determined by two nationally recognized investment banking firms, one firm to be selected by each of S and the Company, or in the event such firms are unable to agree, by a third nationally recognized investment banking firm selected by such firms (which valuation methodology shall in any event be consistent with the valuation methodology set forth in Exhibit H to this Agreement, except as appropriate to reflect differences between the Company and the Spinoff Company or their respective equity securities); (vii) the Termination Date shall be the 15th anniversary of the date of this Agreement; and (viii) if Spinoff Warrants are not issued in connection with the Spinoff Distribution, then, in addition to the termination rights contemplated by
Section 6.1 hereof, the Spinoff Company in its discretion may terminate the Spinoff Agreement by written notice to S at any time after the first anniversary of the Spinoff Distribution. Prior to any Spinoff Distribution, S shall, and the Company shall cause the Spinoff Company to, enter into an agreement memorializing the Spinoff Agreement. Capitalized terms used but not defined in this Section 5.9 shall have the meanings assigned to such terms in the Warrant Agreement.


                                   ARTICLE VI
                                 MISCELLANEOUS

          Section 6.1  Termination.  This Agreement shall terminate on the
                       -----------
Termination Date; provided that the Company shall have the right to terminate
                  --------
this Agreement in whole or in part upon written notice to S if, at the time such notice is given, (i) neither S nor any of its Affiliates Beneficially Owns any Warrants which are or may thereafter be exercisable in accordance with their terms and (ii) the S Voting Power is less than 2%; provided, further, that S
                                                   --------  -------
shall have the right to terminate this Agreement upon written notice to the Company if the Company materially breaches any of its obligations hereunder (other than Section 6.11 hereof) or under the Notes; provided, further, that S
                                                     --------  -------
shall have the right to terminate this Agreement upon written notice to the Company given on or after third anniversary of the date on which all of the Warrants shall have expired unexercised or shall have been reacquired by the Company. In the event of any such termination of this Agreement, unless the parties otherwise agree, S and the Company shall cause all of their respective designees serving on the Board of Directors or any committee thereof of the other party pursuant to Section 5.8 hereof, if any, to resign from such Board of Directors and committee, effective as of the date of such termination.

          Section 6.2  Survival of Representations and Warranties.  The
                       ------------------------------------------
representations and warranties made herein shall survive through the term of this Agreement.

          Section 6.3  Legends.  If requested in writing by the Company, S shall
                       -------
present or cause to be presented promptly all certificates representing Voting Securities Beneficially Owned by S or any of its Affiliates, for the placement thereon of a legend substantially to the following effect, which legend will remain thereon as long as such Voting Securities are subject to the restrictions contained in this Agreement:

          "The securities represented by this certificate are subject to the provisions of an Agreement, dated as of April 6, 1995, among E.I. du Pont de Nemours and Company, The Seagram Company Ltd. and JES Developments, Inc. and may not be sold, pledged, hypothecated or otherwise transferred except in accordance therewith. A copy of said Agreement is on file at the office of the Corporate Secretary of E.I. du Pont de Nemours and Company."

The Company may enter a stop transfer order with the transfer agent or agents of Voting Securities against any Disposition not in compliance with the provisions of this Agreement.

          Section 6.4  Entire Agreement; Termination of Existing Agreement.
                       ---------------------------------------------------
This Agreement, the Warrant Agreement, the Registration Rights Agreement, the Warrants and the Notes constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Without limiting the foregoing, upon the execution and delivery of this Agreement by the parties hereto, the Existing Standstill Agreement and the Existing Registration Rights Agreement shall terminate; provided that termination of the Existing Standstill Agreement and
           --------
the Existing Registration Rights Agreement shall not relieve any party thereto from liability for breach of any provision thereof prior to such termination.
As used in this Agreement, (i) "Existing Standstill Agreement" means the agreement, dated as of October 2, 1981, as amended and restated as of March 26, 1986, between the Company and S, and (ii) "Existing Registration Rights Agreement" means the registration rights agreement, dated as of October 2, 1981, between the Company and S.

          Section 6.5  Specific Performance.  The parties hereto agree that
                       --------------------
irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

          Section 6.6  Expenses.  Except as otherwise expressly provided herein,
                       --------
all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

          Section 6.7  Assignment.  This Agreement shall be binding upon and
                       ----------
inure to the benefit of the parties hereto and their successors by operation of law, but may not otherwise be assigned by any party hereto without the prior written consent of the other parties hereto.

          Section 6.8  Validity.  If any provision of this Agreement, or the
                       --------
application thereof to any person or circumstance is held invalid or unenforceable, the re-mainder of this Agreement, and the application of such provision to other persons or circumstances, shall not be affected thereby, and to such end, the provisions of this Agreement are agreed to be severable.

          Section 6.9  Notices.  All notices, requests, claims, demands and
                       -------
other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given if so given) by delivery in person, by fax (receipt of which is confirmed), or by reputable overnight courier (receipt of which is confirmed) to the other party as follows:


          if to the Company:

               E.I. du Pont de Nemours and Company
               1007 Market Street
               Wilmington, Delaware 19898
               Telephone: (302) 773-0177
               Fax: (302) 773-4679
               Attention:  General Counsel

          with a copy to:


               Skadden, Arps, Slate, Meagher & Flom
               919 Third Avenue
               New York, New York 10022
               Attn: Roger S. Aaron, Esq.
                           and
                     Lou R. Kling, Esq.
               Telephone: (212) 735-3000
               Fax:  (212) 735-2000

          if to S or Subsidiary to:

               The Seagram Company Ltd.
               1430 Peel Street
               Montreal, Quebec
               Canada  H3A 1S9
               Attn:  Laura Falk Scott, Esq.
               Telephone:  (514) 849-5271
               Fax:  (514) 849-1430

                       and

               JES Developments, Inc.
               c/o Joseph E. Seagram & Sons, Inc.
               375 Park Avenue
               New York, New York  10152
               Attn:  Daniel R. Paladino, Esq.
                Vice President and General Counsel
               Telephone:  (212) 572-1345
               Fax:  (212) 572-1398

          with a copy to:

               Simpson Thacher & Bartlett
               425 Lexington Avenue
               New York, New York 10017
               Attn:  Edgar M. Masinter, Esq.
                              and
                      Sarah E. Cogan, Esq.
               Telephone:  (212) 455-2000
               Fax:  (212) 455-2502


or to such other address as the person to whom notice is given may have previously furnished to the other in writing in the manner set forth above.

          Section 6.10  Governing Law.  This Agreement shall be governed by and
                        -------------
construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof.

          Section 6.11  Registration Rights Agreement.  The Company will comply
                        -----------------------------
in all material respects with all of its obligations under the Registration Rights Agreement.

          Section 6.12  Descriptive Headings.  The descriptive headings herein
                        --------------------
are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

          Section 6.13  No Third Party Beneficiaries.  This Agreement shall be
                        ----------------------------
binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement. Without limiting the generality of the foregoing, and notwithstanding anything in this Agreement to the contrary, the parties expressly agree that the rights, benefits and remedies conferred upon S and its Affiliates under Section 5.6, Section 5.7 and Section 5.8 hereof are conferred exclusively upon S and its Affiliates, and accordingly, the Company shall not be obligated to confer any of such rights, benefits or remedies upon, and none of such rights, benefits or remedies shall be enforceable by or on behalf of, any other person or entity.

          Section 6.14  Investment Banking Firms.  The parties agree that
                        ------------------------
whenever investment banking firms are to be selected pursuant to this Agreement or the Registration Rights Agreement, (i) the Company may so select from among James D. Wolfensohn Incorporated or The First Boston Corporation (or any other firm reasonably acceptable to S); and (ii) S and its Affiliates may so select from among Goldman, Sachs & Co. and Lazard Freres & Co. (or any other firm reasonably acceptable to the Company).

          Section 6.15  Counterparts.  This Agreement may be executed in two or
                        ------------
more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

          IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its representatives thereunto duly authorized, all as of the day and year first above written.


                    E.I. du Pont de Nemours and Company


                    By /s/  Edgar S. Woolard, Jr.
                       --------------------------
                    Name: Edgar S. Woolard, Jr.
                    Title:Chairman of the Board and Chief
                          Executive Officer


                    The Seagram Company Ltd.


                    By /s/  Edgar Bronfman, Jr.
                       ------------------------
                    Name: Edgar Bronfman, Jr.
                    Title:President and Chief Executive
                          Officer


                    JES Developments, Inc.


                    By /s/  Daniel R. Paladino
                       -----------------------
                    Name: Daniel R. Paladino
                    Title:Vice President

                                                                       Exhibit A
                                                                       ---------

                          Form of 2 1/2 Year Warrant
                          --------------------------

                                                                       Exhibit B
                                                                       ---------

                           Form of 3 1/2 Year Warrant
                           --------------------------

                                                                       Exhibit C
                                                                       ---------

                           Form of 4 1/2 Year Warrant
                           --------------------------

                                                                       Exhibit D
                                                                       ---------


                           Form of Warrant Agreement
                           -------------------------

                                                                       Exhibit E
                                                                       ---------

                                 Form of Notes
                                 -------------

                                                                       Exhibit F
                                                                       ---------

                     Form of Registration Rights Agreement
                     -------------------------------------

                                                                       Exhibit G
                                                                       ---------

                        Form of S Stockholder Agreement
                        -------------------------------

                                                                       Exhibit H
                                                                       ---------


                               Warrant Valuation
                               -----------------


Initial Fair Market Value
- -------------------------

2 1/2 Year Warrant: $2.8125 per share of Common Stock issuable thereunder, or $135 million in the aggregate for 48 million underlying shares.

3 1/2 Year Warrant: $2.8125 per share of Common Stock issuable thereunder, or $151.875 million in the aggregate for 54 million underlying shares.

4 1/2 Year Warrant: $2.8125 per share of Common Stock issuable thereunder, or $151.875 million in the aggregate for 54 million underlying shares.

Aggregate initial fair market value of all Warrants: $438.75 million.


Valuation Methodology.
- ----------------------

[see following page]

Valuation Methodology
- ---------------------

*    Use Goldman, Sachs & Co. ("Goldman") " OCCAM-OPTIONS CALCULATOR" (Version
     3.1 March 17, 1992). A diskette copy of such model has been delivered to James D. Wolfensohn Incorporated (Wolfensohn") and Wolfensohn has signed a Software License Agreement with Goldman with respect thereto. Goldman will deliver additional copies of the diskette to the Company, S or other investment banking firms selected by the Company or S in connection with the valuation of the Warrants upon the execution by the Company, S or such other investment banking firm of a Software License Agreement in form reasonably satisfactory to Goldman.

*    Use the following assumptions:

                                                               Initial
     Model Inputs                 Description                  Assumptions
     ------------                 -----------                  -----------

     (1)  Underlyer Price         Closing common stock price   $63.125
          ---------------         on the NYSE on the Warrant
                                  Valuation Date.

     (2)  Expiration              Expiration Date of the       A: 10/6/97
          ----------              Warrant in question.         B: 10/6/98
                                                               C: 10/6/99

     (3)  Today's Date:           Warrant Valuation Date       4/5/95
          ------------

     (4)  Riskless Rate:          Interpolated U.S. Treasury   A: 6.73%(1)
          -------------           rate input as a semi-annual  B. 6.82&(1)
                                  rate and computed with the   C. 6.90%(1)
                                  continuously compounded
                                  equivalent of the semi-
                                  annual rate for the period
                                  from the Warrant Valuation
                                  Date to the Expiration and
                                  rounded to two significant
                                  digits. U.S. Treasury rate
                                  interpolated based on
                                  closing prices and yields
                                  for relevant "on-the-run"
                                  U.S. Treasuries.


     (5)  Dividend Yield:       The annualized dividend yield on     $2.04(2)/
          --------------        the common stock based on the
                                current or announced quarterly       63.125
                                dividend and the common stock
                                price determined in (1) above        =3.23%
                                using annual compounding and
                                rounded to two significant digits.
     (6)  Option Type:          European Style Warrants              European
          -----------

     (7)  Volatility:           21.50% (to be used in all subse-     21.50%
          ----------            quent valuations)

- ----------
(1) Semi-annual yields to maturity based on closing prices and yields (2-year rate 6.68%; 3-year rate 6.78%; and 5-year rate 6.94%) as of April 5, 1995. To obtain the valuation, such semi-annual yields need to be converted to their continuously compounded equivalents.

(2) The $2.04/share annualized rate being a negotiated amount based on a current quarterly dividend of $.47/share plus a potential increase of $.04/share.

                                       2